Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

-----------------------------------------------X  Chapter-11
                                               :
In re:                                            Lead Case No.
                                               :  00-42719 (CB)
JACOM COMPUTER SERVICES, INC.,
UNICAPITAL CORPORATION, et al.,                :  Case Nos. 00-42719 (CB)
                                                  through 00-42837 (CB) and
                                               :  No. 01-11617 (CB)
Debtors.                                       :
-----------------------------------------------x  (Jointly-Administered)



            ORDER (A) APPROVING THE DEBTORS' DISCLOSURE STATEMENT AND
           FORM OF BALLOTS; (B) SCHEDULING HEARING ON CONFIRMATION OF
             THE PLAN AND ESTABLISHING A DEADLINE AND PROCEDURES FOR
           FILING OBJECTIONS THERETO; (C) ESTABLISHING A DEADLINE AND
             PROCEDURES FOR TEMPORARY ALLOWANCE OF CLAIMS FOR VOTING
              PURPOSES; AND (D) ESTABLISHING A VOTING DEADLINE FOR
                               RECEIPT OF BALLOTS
           -----------------------------------------------------------

            On November 16, 2001, UniCapital Corporation ("UniCapital") and the other above-captioned debtors, as debtors and debtors-in-possession (collectively, the "Debtors"), filed a (a) proposed first amended plan of reorganization under chapter 11 of the Bankruptcy Code (as it may be further amended, the "Plan") and (b) disclosure statement (as it may be amended or supplemented, the "Disclosure Statement") pursuant to section 1125 of the United States Bankruptcy Code, 11 U.S.C. ss.ss. 101 et seq. (the "Bankruptcy Code"), with respect to the Plan; and on November 29, 2001, an affidavit of service ("Service Report") was filed on behalf of Donlin, Recano and Co. ("Donlin Recano"), the Court-appointed claims agent and balloting agent in these chapter 11 cases, setting forth the time and manner of service of the Disclosure Statement, the Plan and the notice of hearing to consider approval of the Disclosure Statement and setting forth procedures for objecting to the Disclosure Statement in accordance with this Court's scheduling order dated November 16, 2001; and upon the motion dated November 29,


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2001 (the "Approval Motion") filed by the Debtors for entry of an order, under
Bankruptcy Code sections 105 and 1125(b) and Rules 2002, 3017, 3020, 9006 and 9007 of the Federal Rules of Bankruptcy Procedure (the "Bankruptcy Rules"), (i) approving the Disclosure Statement; (ii) scheduling a hearing on confirmation of the Plan; (iii) establishing a deadline and procedures for filing objections to confirmation of the Plan; (iv) establishing a deadline and procedures for the temporary allowance of claims for voting purposes; (v) approving the form of notice of the hearing to consider confirmation of the Plan and related issues and approving procedures for distribution of solicitation packages; (vi) approving the form of ballots; and (vii) establishing a voting deadline for the receipt of ballots; and hearings to consider the adequacy of the information contained in the Debtors' Disclosure Statement (the "Disclosure Statement Hearing") and to consider the relief requested in the Approval Motion having been held before me on December 12, 2001; and upon the Court's review of the Service Report, the Disclosure Statement and the materials to be transmitted therewith; and the appearance of all interested parties having been noted in the record of the Disclosure Statement Hearing; and the Court having considered all objections, responses and arguments of counsel; and sufficient cause appearing therefor,

           IT IS HEREBY FOUND, DETERMINED, ADJUDGED AND ORDERED that:

            1. Proper and adequate notice of the Approval Motion, the Disclosure Statement Hearing and the deadline for filing objections to the Disclosure Statement was provided to all creditors and parties in interest. Such notice was adequate and sufficient notice of the Plan and the Disclosure Statement.

            2. The Disclosure Statement, as it may have been or may be further modified to reflect changes made or ordered on the record at the Disclosure Statement Hearing, contains "adequate information" within the meaning of Bankruptcy Code Section 1125(a).


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


            3. All objections that were not withdrawn or resolved as set forth in the record of the Disclosure Statement Hearing are overruled. 4. The procedures proposed by the Debtors in the Approval Motion are reasonable and appropriate.

            4. The procedures proposed by the Debtors in the Approval Motion are reasonable and appropriate.

                        Approval of Disclosure Statement

            5. Pursuant to Bankruptcy Rule 3017(b), the Disclosure Statement, as it may have been or may be further modified, including such conforming changes, corrections, additions and deletions and other minor modifications as may be necessary to conform with the record made before this Court at the Disclosure Statement Hearing and other non-material changes, is approved in all respects (the "Approved Disclosure Statement").

            6. The relief requested in the Approval Motion is granted in all respects, including as more fully described below.

                            Confirmation Hearing Date

            7. Pursuant to Bankruptcy Rule 3017(c), the hearing (the "Confirmation Hearing") to consider confirmation of the Plan, as such Plan may be further modified or amended, shall commence on January 9, 2002, at 2:00 p.m., or as soon thereafter as counsel can be heard, before the Honorable Cornelius Blackshear, United States Bankruptcy Judge, at the United States Bankruptcy Court, The Alexander Hamilton Customs House, One Bowling Green, New York, New York 10004-1408. The Confirmation Hearing may be continued from time to time by announcing such continuance in open court, all without further notice to parties in interest, and the Plan may be modified pursuant to Bankruptcy Code ss.1127 prior to, during or as a result of the Confirmation Hearing.


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


                       Deadline and Procedures for Filing
              Objections to Confirmation and Discovery Cut-Off Date

            8. Pursuant to Bankruptcy Rule 3020(b)(l), January 4, 2002 at 12:00 noon (Eastern Time) is fixed as the last date for filing and serving objections to confirmation of the Plan (the "Objection Deadline") and as the last date and time for completing all discovery ("Discovery Cut-Off Deadline") with respect to any objections to the Plan.

            9. In order to be considered, objections to confirmation of the Plan must: (i) be in writing; (ii) state with particularity the grounds therefor and all evidence that will be presented in support thereof; and (iii) be filed electronically with the Court in accordance with General Order M-182 (which can be found at www.nysb.uscourts.gov) by registered users of --------------------- the Bankruptcy Court's case filing system and, by all other parties in interest, on a 3.5 inch disk, preferably in Portable Document Format (PDF), WordPerfect, or any other Windows-based word processing format (with a hard copy delivered directly to Chambers of the Honorable Cornelius Blackshear) and served (a) by email and conventional means upon (i) Greenberg Traurig, LLP, 200 Park Avenue, New York, New York 10166 (Attn: Richard S. Miller, Esq. and Howard J. Berman, Esq.), counsel for the Debtors, email: MillerRS@gtlaw.com and BermanH@gtlaw.com,
(ii) Clifford Chance Rogers & --- Wells, LLP, 200 Park Avenue, New York, New York 10166 (Attn: Margot Schonholtz, Esq. and Stephen Quine, Esq.), counsel for Bank of America, N.A., individually and as Agent for the Lenders, email: margot.schonholtz@cliffordchance.com and stephen.quine@cliffordchance.com, --- and (iii) Togut, Segal & Segal LLP, One Penn Plaza, Suite 3335, New York, New York 10119 (Attn: Albert Togut, Esq. and Neil Berger, Esq.), counsel for the Official Committee of Unsecured Creditors, email: altogut@teamtogut.com and --- neilberger@teamtogut.com, and (b) upon the Office of the United States Trustee, 33 Whitehall Street, 21st Floor, New York, New York 10004 (Attn: Paul K. Schwartzberg, Esq.) (the persons described in paragraph 9(a) and 9(b) hereof are collectively referred to as the "Noticed Parties"),


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


so that all such objections are actually filed with the Court and actually received by the Noticed Parties on or before 12:00 noon (Eastern Time), on January 4, 2002. Objections that do not contain the information described above and that are not filed and served by the time and date and in the manner as set forth above may not be considered and may be overruled. The Debtors shall have discretion to extend the Objection Deadline and Discovery Cut-Off Deadline for parties in interest.

                      Notices of Confirmation Hearing and
                     Related Issues; Content and Transmittal
                   of Solicitation Packages, Including Ballots

            10. Pursuant to Bankruptcy Rule 3017(d), on or before December 15, 2001, the Debtors shall cause to be served by overnight delivery or express mail to the creditors described below a solicitation package (the "Solicitation Package") containing a copy or conformed printed version of: (a) a notice (the "Confirmation Hearing Notice"), substantially in the form annexed as Exhibit A, the form of which is hereby approved, of (i) the approval of Disclosure Statement, (ii) the date fixed for the Confirmation Hearing, (iii) the deadline and procedures for filing objections to confirmation of the Plan and the Discovery Cut-Off Deadline, (iv) the deadline and procedures for temporary allowance of claims for voting purposes; (v) the treatment to be accorded certain objected to, contingent, unliquidated and disputed claims for notice and voting purposes; and (vi) the voting deadline for receipt of ballots; (b) the Approved Disclosure Statement; (c) the Plan (which shall be furnished in the Solicitation Package as Exhibit 1 to the Approved Disclosure Statement); (d) this Order (without exhibits); and (e) a ballot with instructions attached thereto (and a pre-addressed return envelope) appropriate for the specific creditor, substantially in the form of the proposed ballots (with instructions attached thereto) annexed as Exhibit B, the form of which is hereby approved. The creditors to receive the Solicitation Package are: (i) creditors holding claims in classes designated as unimpaired under the Plan (excluding the ballot); and (ii) creditors holding claims in Classes 1, 2, 3 and 5


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and designated as impaired. In addition, on or before December 15, 2001, the
Debtors shall cause to be served by overnight delivery or express mail the Solicitation Package (but without a ballot) upon (i) counsel for the Official Committee of Unsecured Creditors, (ii) counsel for Bank of America, N.A., individually and as Agent for the Lenders, (iii) the Office of the United States Trustee, (iv) the Securities and Exchange Commission, (v) each state sales tax authority in which the Debtors in the past have operated or are operating their business and affairs; (vi) state Attorneys General in which the Debtors in the past have operated or are operating their business and affairs, (vii) the Office of the United States Attorney for the Southern District of New York, (viii) the District Director of the Internal Revenue Service in Florida, New York and Washington, D.C., (ix) all persons who have filed a notice of appearance and request for service of papers in these cases, and (x) all persons named in the Disclosure Statement as potential defendants in litigation by the Debtors.

            11. The Debtors are not required to mail or cause to be mailed a Solicitation Package, including the Plan and Approved Disclosure Statement, to
(i) any creditor listed in the Debtors' schedules of assets and liabilities as amended (the "Schedules") in the amount of $0.00 (the "Zero Dollar Creditors"),
(ii) any holder of an interest in Class 8 (UniCapital equity interests) unless such Zero Dollar Creditor or equity holder requests, in writing, to receive copies of the Plan and Approved Disclosure Statement, or (iii) any creditor listed in the Debtors' Schedules as contingent, unliquidated or disputed who did not file a proof of claim; provided however, that the Debtors will mail or cause to be mailed a notice of non-voting status (the "Non-Voting Status Notice"), substantially in the form annexed as Exhibit C to the Approval Motion, to holders of equity interests in Class 8 and Zero Dollar Creditors.

            12. All brokers, dealers, commercial banks, trust companies or other nominees (collectively, the "Nominee Stockholders") through which the beneficial owners in Class 8 (collectively, the "Beneficial Owners") hold stock, shall forward the Non-Voting Status Notice,


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or copies thereof, to the Beneficial Stockholders within three (3) business days of the receipt by a Nominee Stockholder of such Non-Voting Status Notice.

            13. The Debtors will provide the Nominee Stockholders with sufficient copies of the Non-Voting Status Notice to forward to the Beneficial Stockholders and the Debtors are authorized to reimburse the Nominees Stockholders for their reasonable, actual and necessary out-of-pocket expenses incurred with regard to forwarding such Non-Voting Status Notice to the Beneficial Stockholders.

                               Publication Notice

            14. The Debtors are authorized and directed to publish a notice, substantially in the form of the Confirmation Hearing Notice annexed as Exhibit A, on or before December 17, 2001 in The Wall Street Journal (National Edition).

                      Deadline and Procedures for Temporary
                     Allowance of Claims for Voting Purposes

            15. Any holder of an objected to, contingent, unliquidated, or disputed claim must file by December 28, 2001, a motion for temporary allowance of such holder's claim for voting purposes with a hearing on such motion to be held on January 7, 2002, at 2:00 p.m. (Eastern Time). In the event that such holder does not file a motion for temporary allowance of such holder's claim, such holder will not be entitled to vote.

            Treatment of Disputed, Contingent or Unliquidated Claims

            16. Pursuant to Bankruptcy Code ss. 105 and Bankruptcy Rule 3003(c)(2), any holder of a claim (a) that is listed in the Schedules as disputed, contingent or unliquidated, (b) as to which an objection has been filed either before or after the Voting Record Date, or (c) that is not the subject of a timely filed proof of claim, shall not be treated as a creditor with respect to such claim for purposes of receiving notices or voting on the Plan, regardless of whether the


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holder of such a claim has received a ballot to vote on the Plan. Any ballots received from the holders of such claims shall not be counted for purposes of Plan confirmation.

             Continued Retention of Donlin Recano as Balloting Agent

            17. The Debtors are authorized to continue to use the services of Donlin Recano, as Balloting Agent, to tabulate the acceptances and rejections to the Plan.

                       Establishment of Voting Record Date

            18. December 10, 2001 at 5:00 p.m. (Eastern Time) (the "Voting Record Date") shall be the date by which the claims register and data base maintained by Donlin Recano shall be deemed closed for the purposes of determining whether a holder of a claim in Classes 1, 2, 3 and 5 is a record holder entitled to vote on the Plan and whether any Person is entitled to receive a Solicitation Package pursuant to this Order. The Debtors and Donlin Recano shall have no obligation to recognize for purposes of voting on the Plan any Claim (as defined in the Plan) or notice of transfer of Claim that is not recorded on Donlin Recano's claims register and database as of the Voting Record Date. The Debtors and Donlin Recano shall be entitled to recognize for voting purposes only those record holders set forth in the claims register and data base maintained by Donlin Recano as of the Voting Record Date.

                     Voting Deadline for Receipt of Ballots

            19. Pursuant to Bankruptcy Rule 3017(c), to be counted, ballots for accepting or rejecting the Plan must be received by the Debtors' Balloting Agent, Donlin Recano, no later than 12:00 noon (Eastern Time) on January 4, 2002 (the "Voting Deadline") at the following address:

                  UniCapital Corporation, et al.
                  c/o Donlin, Recano & Company, Inc.
                  P.O. Box 2034
                  Murray Hill Station
                  New York, New York 10156


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            Or, if being sent by hand or overnight courier, to the following address:

                  UniCapital Corporation, et al.
                  c/o Donlin, Recano & Company, Inc.
                  419 Park Avenue South, Suite 1206
                  New York, New York 10016


                         Procedures for Vote Tabulation

            A. Ballots Counted as Acceptances

            20. The following ballots will be counted and will be deemed to be cast as acceptances of the Plan:

            (a) Any ballot timely received that contains sufficient information to easily permit the identification of the claimant and is cast as an acceptance of the Plan;

            (b) Any ballot timely received that indicates neither an acceptance nor a rejection of the Plan, but does contain sufficient information to easily permit the identification of the claimant; and

            (c) Any ballot timely received that contains sufficient information to easily permit the identification of the claimant and indicates both acceptance and rejection of the Plan.

            B. Ballots Not Counted

            21. Unless otherwise ordered by the Court after notice to the Debtors and a hearing, the following ballots will not be counted in determining whether the Plan has been accepted or rejected:

            (a) Any ballot received after the Voting Deadline as set forth herein;

            (b) Any ballot that is illegible or contains insufficient information to permit the identification of the claimant;

            (c)   Any ballot which is returned unsigned;

            (d) Any ballot cast by (i) a creditor who has not timely filed a proof of claim with respect to the claim being voted, and whose claim either is not listed, or is listed as a disputed, contingent or unliquidated claim, on the Schedules or (ii) a creditor who has timely filed a proof of claim which is filed as contingent, unliquidated or disputed or is the subject of an


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                  objection filed either before or after the Voting Record Date unless such creditor has had its claim temporarily allowed for voting purposes pursuant to the procedures established herein;

            (e) Any ballot cast by a person that does not hold a claim in a class that is entitled to vote to accept or reject the Plan;

            (f) Any ballots returned by facsimile transmission that are photocopied; and

            (g) Any non-original ballots which are returned or original ballots which do not contain original signatures.

            C. Amount and Number; Multiple Ballots

            22. Claim Amounts. In determining whether a particular class of claims has accepted the Plan by the requisite dollar amount, the amount of each claim counted shall be: (a) the amount allowed by a final Order of the Court; or
(b) the amount temporarily allowed by the Court pursuant to Bankruptcy Rule 3018(a); or (c) if not so allowed under (a) or (b) above, then the liquidated and noncontingent amount specified in a proof of claim timely filed with the Court by such voting creditor and not subject to an objection; or (d) if no proof of claim has been timely filed, on the basis of the undisputed, noncontingent and liquidated amount of such claims as it appears in the Schedules. Ballots may be preprinted with the dollar amount indicated above and, if they are so preprinted, the preprinted amount shall be used in tabulating the votes unless the holder of the claim obtains an order from the Court under Bankruptcy Rule 3018(a). The amount and classification of a claim listed on a ballot shall be without prejudice to the Debtors' right to file an objection to such claim.

            23. Changing Votes. Whenever two or more ballots are cast voting the same claim prior to the Voting Deadline, the last ballot received prior to the Voting Deadline shall be deemed to reflect the voter's intent and thus to supersede any prior ballots; provided however, that if a creditor casts duplicative ballots inconsistently, such ballots shall count as one vote accepting the Plan.


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            24. No Vote Splitting; Effect. Creditors must vote all of their claims within a particular Class under the Plan to either accept or reject the Plan and may not split their votes. Accordingly, a ballot (or multiple ballots with respect to multiple claims within a single Plan Class), that partially rejects and partially accepts the Plan will be deemed to be and will be counted as an acceptance of the Plan.

            25. Service and Notice Is Adequate and Sufficient. Service of copies of this Order, the Approved Disclosure Statement, the Plan, the Notice of Confirmation Hearing, the Solicitation Package and the other notices and documents described herein in the time and manner set forth in this Order shall be adequate and sufficient and no further notice is necessary.

Dated:  New York, New York
        December 12, 2001


                                    /s/ Cornelius Blackshear
                                    ------------------------------------------
                                    UNITED STATES BANKRUPTCY JUDGE